UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-22784

BNY Mellon Municipal Bond Infrastructure Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	02/28
Date of reporting period:	08/31/2021

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Municipal Bond Infrastructure Fund, Inc.

SEMIANNUAL REPORT August 31, 2021

BNY Mellon Municipal Bond Infrastructure Fund, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

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DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from March 1, 2021 through August 31, 2021, as provided by Daniel Rabasco, Thomas Casey and Jeffrey Burger, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended August 31, 2021, BNY Mellon Municipal Bond Infrastructure Fund, Inc. achieved a total return of 4.67 % on a net-asset-value basis and 14.03% on a market price basis.1 Over the same period, the fund provided aggregate income dividends of $0.318 per share, which reflects an annualized distribution rate of 4.08%.2

Municipal bonds produced positive total returns as the market recovered from government-mandated lockdowns. The fund continued to produce competitive levels of current income through an emphasis on longer-term and lower-rated municipal bonds.

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income exempt from regular federal income tax as is consistent with the preservation of capital. The fund’s portfolio is composed principally of investments that finance the development, support or improvement of America’s infrastructure.

Under normal circumstances, the fund pursues its investment objective by investing at least 80% of its Managed Assets3 in municipal bonds issued to finance infrastructure sectors and projects in the United States. Also, under normal circumstances, the fund will invest at least 50% of its Managed Assets in municipal bonds that, at the time of investment, are rated investment grade, meaning that up to 50% of Managed Assets can be invested in below-investment-grade municipal bonds. Projects in which the fund may invest include (but are not limited to) those in the transportation, energy and utilities, social infrastructure, and water and environmental sectors. We focus on identifying undervalued sectors and securities and minimize the use of interest-rate forecasting. We select municipal bonds using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies.

The fund employs leverage by issuing preferred stock and participating in tender-option bond programs. The use of leverage can magnify gain-and-loss potential depending on market conditions.

Strong Fundamentals, Fiscal Policies and Prospective Tax Increases Lead to Continued Inflows

During the reporting period, the market continued to benefit from policies put in place in response to the COVID-19 pandemic, including support from the Federal Reserve. This and a number of other factors produced strong inflows to the market during the period. For example, a Democrat-controlled Congress made federal support for state and local governments more likely, and this resulted in a COVID-19 relief package, which included $350 billion in support for state and local governments.

The fiscal health of issuers has continued to be stronger than expected because real estate and income tax collections failed to decline as much as predicted. Progressive tax regimes proved beneficial because higher-earning, white-collar workers were largely unaffected by the pandemic. In addition, ongoing federal support to households, school systems, the transportation system and other segments bolstered the economy and prevented sales taxes from declining as much as originally feared.

The election also increased the likelihood of income tax hikes for higher-income households, adding to the appeal of tax-exempt municipal securities. The prospect of an increase in the corporate tax rate made municipal bonds more appealing to institutional buyers, and low interest rates overseas attracted foreign investors to the market.

Security Selection Drove Positive Results

The fund’s performance was driven mainly by security selection during the period. Selections in the education, hospital, transportation and special tax sectors were most beneficial. Bonds from the Metropolitan Transportation Authority of New York and the Orlando Airport Authority were especially advantageous. An overweight to revenue bonds also added to returns, especially in the airport and hospital sectors. The fund’s longer duration was also beneficial as rates at the longer end of the curve fell during the period. The fund maintained its leverage levels, which was beneficial, but did not employ derivatives during the period.

On a less positive note, the fund’s performance was hindered by certain security selections, especially in the prepaid gas sector. Allocations to the special tax and pre-refunded bond sectors also hindered performance somewhat.

Credit Fundamentals, Supply and Demand Should Support the Market

We remain constructive on the municipal bond market as a whole. With the economy recovering, the positive impact on state and local finances from fiscal stimulus and an expected bi-partisan infrastructure bill, credit fundamentals will remain solid. In addition, demand is likely to remain strong, in part due to an expected increase in personal, corporate and capital gains tax rates. Supply is also likely to remain manageable. While valuations are relatively expensive, strong fundamentals and beneficial supply-and-demand factors should provide support in the near term. Some volatility in rates may be expected, however, given inflation pressures and possible actions by the Federal Reserve. Nevertheless, we anticipate that the municipal bond market will generally perform well.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

We will continue to focus on security selection, adding yield where we find opportunities. In addition, we will continue to maintain a long duration positioning in the coming months in order to enhance yields.

September 15, 2021

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share or market price per share, as applicable. Past performance is no guarantee of future results. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax for certain investors. Capital gains, if any, are fully taxable.

2 Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

3 “Managed Assets” of the fund means the fund’s total assets, including any assets attributable to effective leverage, minus certain defined accrued liabilities, other than any liabilities or obligations attributable to leverage.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees. Generally, all other factors being equal, prices of investment grade bonds are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit and liquidity risk and are considered speculative in terms of the issuer’s perceived ability to pay interest on a timely basis and to repay principal upon maturity. Unlike investment-grade bonds, prices of high yield bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates.

The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

STATEMENT OF INVESTMENTS
August 31, 2021 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 148.1%
Alabama - 2.5%
Alabama Special Care Facilities Financing Authority, Revenue Bonds (Methodist Home for the Aging Obligated Group)	5.75	6/1/2045	2,500,000		2,646,278
Alabama Special Care Facilities Financing Authority, Revenue Bonds (Methodist Home for the Aging Obligated Group)	6.00	6/1/2050	1,350,000		1,438,551
Jefferson County, Revenue Bonds, Refunding, Ser. F	7.90	10/1/2050	2,500,000	[a]	2,577,888
				6,662,717
Arizona - 7.1%
Arizona Industrial Development Authority, Revenue Bonds (Legacy Cares Project) Ser. A	7.75	7/1/2050	3,200,000	[b]	3,857,160
Maricopa County Industrial Development Authority, Revenue Bonds (Benjamin Franklin Charter School Obligated Group)	6.00	7/1/2052	2,000,000	[b]	2,407,705
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding (Legacy Traditional Schools Project)	5.00	7/1/2049	1,025,000	[b]	1,198,238
Salt Verde Financial Corp., Revenue Bonds	5.00	12/1/2037	5,000,000		7,073,417
The Phoenix Industrial Development Authority, Revenue Bonds, Refunding (BASIS Schools Projects) Ser. A	5.00	7/1/2046	2,000,000	[b]	2,226,395
The Pima County Industrial Development Authority, Revenue Bonds (American Leadership Academy Project)	5.00	6/15/2047	2,390,000	[b]	2,426,194
				19,189,109
California - 12.5%
California Housing Finance, Revenue Bonds, Ser. 2021-1	3.50	11/20/2035	1,491,121		1,766,888
California Statewide Communities Development Authority, Revenue Bonds (California Baptist University) Ser. A	6.38	11/1/2043	2,035,000		2,252,767
California Statewide Communities Development Authority, Revenue Bonds, Refunding (California Baptist University) Ser. A	5.00	11/1/2041	1,875,000	[b]	2,223,528

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 148.1% (continued)
California - 12.5% (continued)
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	5.00	6/1/2047	2,500,000		2,583,325
Jefferson Union High School District, COP (Teacher & Staff Housing Project) (Insured; Build America Mutual)	4.00	8/1/2055	1,000,000		1,156,312
Long Beach Bond Finance Authority, Revenue Bonds, Ser. A	5.50	11/15/2037	5,000,000		7,510,594
Riverside County Transportation Commission, Revenue Bonds, Ser. A	5.75	6/1/2044	3,250,000		3,505,125
San Buenaventura, Revenue Bonds (Community Memorial Health System)	7.50	12/1/2021	2,000,000	[c]	2,035,904
Tender Option Bond Trust Receipts (Series 2020-XF2876), (San Francisco California City & County Airport Commission, Revenue Bonds, Refunding, Ser. E) Recourse, Underlying Coupon Rate (%) 5.00	17.51	5/1/2050	4,410,000	[b,d,e]	5,386,291
University of California Regents Medical Center, Revenue Bonds, Refunding, Ser. J	5.00	5/15/2043	5,000,000		5,394,103
				33,814,837
Colorado - 7.7%
Colorado Health Facilities Authority, Revenue Bonds (Sisters of Charity of Leavenworth Health System Obligated Group) Ser. A	5.00	1/1/2044	2,500,000		2,755,236
Colorado Health Facilities Authority, Revenue Bonds, Refunding (Covenant Living Communities & Services Obligated Group) Ser. A	4.00	12/1/2050	3,000,000		3,446,980
Denver City & County Airport System, Revenue Bonds, Ser. A	5.25	11/15/2043	5,000,000		5,499,233
Dominion Water & Sanitation District, Revenue Bonds	6.00	12/1/2046	1,850,000		1,906,217
Hess Ranch Metropolitan District No. 6, GO, Ser. A1	5.00	12/1/2049	1,500,000		1,642,317
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners) Ser. A	4.00	7/15/2036	600,000		720,903
Sterling Ranch Community Authority Board, Revenue Bonds (Insured; Municipal Government Guaranteed) Ser. A	5.00	12/1/2038	1,500,000		1,589,392

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 148.1% (continued)
Colorado - 7.7% (continued)
Tender Option Bond Trust Receipts (Series 2020-XM0829), (Colorado Health Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health Obligated Group, Ser. A1)) Recourse, Underlying Coupon Rate (%) 4.00	16.91	8/1/2044	2,455,000	[b,d,e]	3,363,437
				20,923,715
District of Columbia - .7%
District of Columbia, Revenue Bonds, Refunding (KIPP Charter School)	6.00	7/1/2023	1,700,000	[c]	1,879,404
Florida - 5.7%
Alachua County Health Facilities Authority, Revenue Bonds (Shands Teaching Hospital & Clinics Obligated Group)	4.00	12/1/2049	1,750,000		2,033,400
Davie, Revenue Bonds (Nova Southeastern University Project) Ser. A	5.63	4/1/2023	4,055,000	[c]	4,403,319
Florida Higher Educational Facilities Financial Authority, Revenue Bonds (Ringling College Project)	5.00	3/1/2049	2,000,000		2,372,721
Pinellas County Industrial Development Authority, Revenue Bonds (Foundation for Global Understanding)	5.00	7/1/2039	1,000,000		1,205,959
Seminole County Industrial Development Authority, Revenue Bonds, Refunding (Legacy Pointe at UCF Project)	5.75	11/15/2054	500,000		561,489
Tender Option Bond Trust Receipts (Series 2019-XF0813), (Fort Myers Florida Utility, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 4.00	12.26	10/1/2049	1,790,000	[b,d,e]	2,058,706
Tender Option Bond Trust Receipts (Series 2020-XF2877), (Greater Orlando Aviation Authority, Revenue Bonds, Ser. A) Recourse, Underlying Coupon Rate (%) 4.00	13.96	10/1/2049	2,480,000	[b,d,e]	2,853,948
				15,489,542
Georgia - 3.4%
Fulton County Development Authority, Revenue Bonds, Ser. A	5.00	4/1/2042	1,250,000		1,505,057

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 148.1% (continued)
Georgia - 3.4% (continued)
Gainesville & Hall County Development Authority, Revenue Bonds, Refunding (Riverside Military Academy)	5.00	3/1/2037	650,000		662,818
Tender Option Bond Trust Receipts (Series 2019-XF2847), (Municipal Electric Authority of Georgia, Revenue Bonds (Plant Vogtle Unis 3&4 Project, Ser. A)) Recourse, Underlying Coupon Rate (%) 5.00	17.70	1/1/2056	2,060,000	[b,d,e]	2,482,254
Tender Option Bond Trust Receipts (Series 2020-XM0825), (Brookhaven Development Authority, Revenue Bonds (Children's Healthcare of Atlanta, Ser. A)) Recourse, Underlying Coupon Rate (%) 4.00	15.39	7/1/2044	3,600,000	[b,d,e]	4,500,241
				9,150,370
Illinois - 14.2%
Chicago Board of Education, GO, Refunding, Ser. A	5.00	12/1/2035	1,500,000		1,861,289
Chicago II, GO, Refunding, Ser. A	6.00	1/1/2038	2,500,000		3,110,713
Chicago II, GO, Ser. A	5.00	1/1/2044	2,000,000		2,422,343
Chicago O'Hare International Airport, Revenue Bonds	5.75	1/1/2043	3,750,000		4,003,447
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2048	2,500,000		3,053,183
Chicago Transit Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2045	1,000,000		1,246,039
Illinois, GO, Ser. D	5.00	11/1/2028	2,600,000		3,176,617
Illinois, GO, Ser. D	5.00	11/1/2027	3,500,000		4,311,865
Illinois Toll Highway Authority, Revenue Bonds, Ser. A	4.00	1/1/2044	1,000,000		1,167,512
Metropolitan Pier & Exposition Authority, Revenue Bonds (McCormick Place Project) (Insured; National Public Finance Guarantee Corp.) Ser. A	0.00	12/15/2036	1,400,000	[f]	996,305
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding (McCormick Place Expansion Project)	5.00	6/15/2050	1,750,000		2,147,222

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 148.1% (continued)
Illinois - 14.2% (continued)
Tender Option Bond Trust Receipts (Series 2017-XM0492), (Illinois Finance Authority, Revenue Bonds, Refunding (The University of Chicago)) Non-recourse, Underlying Coupon Rate (%) 5.00	15.50	10/1/2040	7,000,000	[b,d,e]	8,165,889
University of Illinois, Revenue Bonds (Auxiliary Facilities System) Ser. A	5.00	4/1/2044	2,500,000		2,768,471
				38,430,895
Indiana - 5.9%
Indiana Finance Authority, Revenue Bonds (BHI Senior Living Obligated Group) Ser. A	6.00	11/15/2023	3,500,000	[c]	3,947,605
Indiana Finance Authority, Revenue Bonds (Green Bond) (RES Polyflow Indiana)	7.00	3/1/2039	2,125,000	[b]	2,060,535
Indiana Finance Authority, Revenue Bonds (Ohio River Bridges East End Crossing Project) Ser. A	5.00	7/1/2040	5,000,000		5,395,600
Indiana Finance Authority, Revenue Bonds (Ohio Valley Electric Project) Ser. A	5.00	6/1/2032	2,750,000		2,821,337
Indiana Finance Authority, Revenue Bonds (Parkview Health System Obligated Group) Ser. A	5.00	11/1/2043	1,500,000		1,863,890
				16,088,967
Iowa - 3.2%
Iowa Finance Authority, Revenue Bonds, Refunding (Iowa Fertilizer Co. Project)	5.25	12/1/2025	7,000,000		7,636,394
Iowa Tobacco Settlement Authority, Revenue Bonds, Refunding, Ser. B1	4.00	6/1/2049	1,000,000		1,159,015
				8,795,409
Kansas - .1%
Kansas Development Finance Authority, Revenue Bonds, Ser. B	4.00	11/15/2025	300,000		305,920
Kentucky - .4%
Christian County, Revenue Bonds, Refunding (Jennie Stuart Medical Center Obligated Group)	5.50	2/1/2044	1,000,000		1,146,894
Louisiana - .8%
Louisiana Public Facilities Authority, Revenue Bonds (Impala Warehousing Project)	6.50	7/1/2036	1,000,000	[b]	1,069,791

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 148.1% (continued)
Louisiana - .8% (continued)
Louisiana Public Facilities Authority, Revenue Bonds, Refunding (Tulane University)	4.00	4/1/2050	1,000,000		1,155,055
				2,224,846
Massachusetts - 2.2%
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles Obligated Group)	5.00	10/1/2057	1,000,000	[b]	1,090,485
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University Project)	5.00	7/1/2034	1,550,000		1,939,212
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2029	900,000		1,141,318
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	4.00	7/1/2044	1,500,000		1,733,419
				5,904,434
Michigan - 6.0%
Detroit, GO, Ser. A	5.00	4/1/2046	750,000		922,833
Michigan Building Authority, Revenue Bonds, Refunding	4.00	4/15/2054	2,500,000		2,923,905
Michigan Finance Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. D6	5.00	7/1/2036	2,250,000		2,526,577
Michigan Finance Authority, Revenue Bonds, Refunding (Trinity Health Obligated Group)	5.00	12/1/2021	10,000	[c]	10,118
Michigan Housing Development Authority, Revenue Bonds, Ser. A	3.35	12/1/2034	2,500,000		2,708,420
Michigan Tobacco Settlement Finance Authority, Revenue Bonds, Refunding, Ser. C	0.00	6/1/2058	41,200,000	[f]	2,082,994
Tender Option Bond Trust Receipts (Series 2019-XF2837), (Michigan State Finance Authority, Revenue Bonds (Henry Ford Health System)) Recourse, Underlying Coupon Rate (%) 4.00	14.02	11/15/2050	3,320,000	[b,d,e]	3,816,963
Wayne County Airport Authority, Revenue Bonds (Detroit Metropolitan Wayne County Airport) (Insured; Build America Mutual) Ser. B	5.00	12/1/2039	1,250,000		1,428,758
				16,420,568

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 148.1% (continued)
Minnesota - .9%
Duluth Economic Development Authority, Revenue Bonds, Refunding (Essentia Health Obligated Group) Ser. A	5.00	2/15/2058	2,000,000		2,393,562
Missouri - 2.4%
Kansas City Industrial Development Authority, Revenue Bonds (Kansas City International Airport Terminal) Ser. A	5.00	3/1/2044	1,000,000		1,225,420
St. Louis County Industrial Development Authority, Revenue Bonds (Friendship Village St. Louis Obligated Group) Ser. A	5.13	9/1/2049	1,000,000		1,133,022
St. Louis County Industrial Development Authority, Revenue Bonds, Refunding (Friendship Village Sunset Hills)	5.00	9/1/2042	1,000,000		1,028,470
The Missouri Health & Educational Facilities Authority, Revenue Bonds (Mercy Health)	4.00	6/1/2050	1,000,000		1,162,150
The Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (St. Louis College of Pharmacy Project)	5.50	5/1/2043	2,000,000		2,109,698
				6,658,760
Multi-State - .6%
Federal Home Loan Mortgage Corp. Multifamily Variable Rate Certificates, Revenue Bonds, Ser. M048	3.15	1/15/2036	1,435,000	[b]	1,597,818
Nevada - .4%
Reno, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	4.00	6/1/2058	1,000,000		1,109,304
New Hampshire - 1.2%
New Hampshire Business Finance Authority, Revenue Bonds, Refunding (Springpoint Senior Living Obligated Group)	4.00	1/1/2051	3,000,000		3,286,572
New Jersey - 5.8%
New Jersey Economic Development Authority, Revenue Bonds (Continental Airlines Project)	5.13	9/15/2023	1,935,000		2,033,349
New Jersey Economic Development Authority, Revenue Bonds (The Goethals Bridge Replacement Project)	5.38	1/1/2043	2,500,000		2,785,114

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 148.1% (continued)
New Jersey - 5.8% (continued)
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. XX	5.25	6/15/2027	2,500,000		2,938,629
New Jersey Economic Development Authority, Revenue Bonds, Ser. WW	5.25	6/15/2040	1,890,000		2,195,338
New Jersey Economic Development Authority, Revenue Bonds, Ser. WW	5.25	6/15/2025	110,000	[c]	130,620
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds, Refunding, Ser. D	4.00	4/1/2024	1,320,000		1,422,464
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.00	6/15/2046	1,000,000		1,231,073
New Jersey Turnpike Authority, Revenue Bonds, Ser. A	4.00	1/1/2051	1,800,000		2,118,330
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.25	6/1/2046	750,000		918,491
				15,773,408
New York - 12.6%
New York City, GO, Ser. D1	4.00	3/1/2050	2,750,000		3,184,266
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	3,500,000	[b]	3,870,005
New York State Dormitory Authority, Revenue Bonds (St. John's University) Ser. A	5.00	7/1/2044	2,000,000		2,130,938
Niagara Area Development Corp., Revenue Bonds, Refunding (Covanta Holding Project) Ser. A	4.75	11/1/2042	2,000,000	[b]	2,111,674
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 223	4.00	7/15/2051	1,750,000		2,031,346
Tender Option Bond Trust Receipts (Series 2017-XF2419), (Metropolitan Transportation Authority, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.00	17.35	11/15/2038	15,000,000	[b,d,e]	15,979,095
Tender Option Bond Trust Receipts (Series 2020-XM0826), (Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) (Insured; Assured Guaranty Municipal Corp., Ser. C)) Non-recourse, Underlying Coupon Rate (%) 4.00	12.14	11/15/2046	3,670,000	[b,d,e]	4,279,105

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 148.1% (continued)
New York - 12.6% (continued)
TSASC, Revenue Bonds, Refunding, Ser. B	5.00	6/1/2045	585,000	649,252
				34,235,681
North Carolina - 1.2%
North Carolina Medical Care Commission, Revenue Bonds, Refunding (Lutheran Services for the Aging Obligated Group)	4.00	3/1/2051	2,000,000	2,199,328
North Carolina Turnpike Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	4.00	1/1/2055	1,000,000	1,157,700
				3,357,028
Ohio - 7.2%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Refunding, Ser. B2	5.00	6/1/2055	7,900,000	9,193,179
Cuyahoga County, Revenue Bonds, Refunding (The MetroHealth System)	5.25	2/15/2047	2,500,000	2,986,514
Muskingum County, Revenue Bonds (Genesis HealthCare System Project)	5.00	2/15/2044	7,000,000	7,319,160
				19,498,853
Oklahoma - .6%
Tulsa County Industrial Authority, Revenue Bonds, Refunding (Montereau Project)	5.25	11/15/2045	1,500,000	1,734,358
Pennsylvania - 11.1%
Allentown Neighborhood Improvement Zone Development Authority, Revenue Bonds (City Center Project)	5.00	5/1/2042	1,000,000	[b] 1,161,610
Allentown School District, GO, Refunding (Insured; Build America Mutual) Ser. B	5.00	2/1/2032	1,455,000	1,879,040
Clairton Municipal Authority, Revenue Bonds, Refunding, Ser. B	5.00	12/1/2042	1,500,000	1,563,685
Clairton Municipal Authority, Revenue Bonds, Refunding, Ser. B	5.00	12/1/2037	4,000,000	4,179,979
Montgomery County Industrial Development Authority, Revenue Bonds (ACTS Retirement-Life Communities Obligated Group) Ser. C	5.00	11/15/2045	1,000,000	1,218,478

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 148.1% (continued)
Pennsylvania - 11.1% (continued)
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (UPMC Obligated Group) Ser. A	5.00	10/15/2036	1,250,000	1,666,544
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (Thomas Jefferson University Obligated Group) Ser. A	5.00	9/1/2045	3,000,000	3,405,977
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. A	4.00	12/1/2050	1,000,000	1,173,374
Tender Option Bond Trust Receipts (Series 2017-XF1060), (Pennsylvania State Turnpike Commission, Revenue Bonds) Recourse, Underlying Coupon Rate (%) 5.00	11.86	12/1/2042	13,000,000	[b,d,e] 13,783,057
				30,031,744
Rhode Island - 1.8%
Providence Public Building Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	9/15/2037	4,000,000	4,998,409
South Carolina - 2.7%
South Carolina Jobs-Economic Development Authority, Revenue Bonds, Refunding (Lutheran Homes of South Carolina Obligated Group)	5.13	5/1/2048	1,750,000	1,781,573
South Carolina Public Service Authority, Revenue Bonds, Refunding (Santee Cooper Project) Ser. B	5.13	12/1/2043	5,000,000	5,507,126
				7,288,699
Texas - 14.7%
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools)	6.00	8/15/2043	1,500,000	1,637,154
Clifton Higher Education Finance Corp., Revenue Bonds (International Leadership) Ser. A	5.75	8/15/2045	2,500,000	2,877,185
Clifton Higher Education Finance Corp., Revenue Bonds (International Leadership) Ser. D	6.13	8/15/2048	3,500,000	4,073,572
Grand Parkway Transportation Corp., Revenue Bonds, Refunding	4.00	10/1/2049	2,000,000	2,323,936

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 148.1% (continued)
Texas - 14.7% (continued)
Mission Economic Development Corp., Revenue Bonds, Refunding (Natgasoline Project)	4.63	10/1/2031	1,500,000	[b]	1,579,565
Tender Option Bond Trust Receipts (Series 2016-XM0374), (Tarrant County Cultural Education Facilities Finance Corporation, Revenue Bonds (Baylor Health Care System Project)) Non-recourse, Underlying Coupon Rate (%) 5.00	15.48	11/15/2038	7,410,000	[b,d,e]	7,999,334
Tender Option Bond Trust Receipts (Series 2017-XF1061), (Dallas Fort Worth International Airport, Revenue Bonds) Recourse, Underlying Coupon Rate (%) 5.00	15.24	11/1/2045	15,000,000	[b,d,e]	15,118,131
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (Segment 3C Project)	5.00	6/30/2058	3,500,000		4,254,390
				39,863,267
U.S. Related - 2.0%
Puerto Rico, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2035	1,750,000		1,797,386
Puerto Rico, GO, Refunding, Ser. A	8.00	7/1/2035	4,435,000	[g]	3,775,294
				5,572,680
Utah - .6%
Utah Charter School Finance Authority, Revenue Bonds, Refunding (Summit Academy) Ser. A	5.00	4/15/2039	1,400,000		1,691,512
Virginia - 5.2%
Norfolk Redevelopment & Housing Authority, Revenue Bonds (Fort Norfolk Retirement Community Obligated Group) Ser. A	5.00	1/1/2049	1,000,000		1,087,233
Virginia Small Business Financing Authority, Revenue Bonds (95 Express Lanes Project)	5.00	1/1/2040	7,640,000		7,758,441
Virginia Small Business Financing Authority, Revenue Bonds (Elizabeth River Crossing Opco Project)	5.50	1/1/2042	5,000,000		5,205,627
				14,051,301
Washington - 2.4%
Port of Seattle, Revenue Bonds	4.00	4/1/2044	1,000,000		1,136,594

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 148.1% (continued)
Washington - 2.4% (continued)
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Providence Health & Services) Ser. A	5.00	10/1/2042	5,000,000	5,254,361
				6,390,955
Wisconsin - 2.3%
Public Finance Authority, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2042	5,000,000	5,151,491
Wisconsin Health & Educational Facilities Authority, Revenue Bonds (Children's Hospital of Wisconsin Obligated Group)	4.00	8/15/2050	1,000,000	1,173,716
				6,325,207
Total Investments (cost $364,756,174)			148.1%	402,286,745
Liabilities, Less Cash and Receivables			(20.5%)	(55,738,692)
RVMTPS, at liquidation value			(27.6%)	(75,000,000)
Net Assets Applicable to Common Shareholders			100.0%	271,548,053

a Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2021, these securities were valued at $118,667,154 or 43.7% of net assets.

c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

d The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

e Collateral for floating rate borrowings. The coupon rate given represents the current interest rate for the inverse floating rate security.

f Security issued with a zero coupon. Income is recognized through the accretion of discount.

g Non-income producing—security in default.

Portfolio Summary (Unaudited) †	Value (%)
Medical	24.5
Transportation	22.3
Education	19.1
General	16.7
Airport	14.4
Development	14.1
Nursing Homes	8.5
General Obligation	8.4
Prerefunded	4.6
Water	3.3
Power	2.9
Tobacco Settlement	2.7
Utilities	2.1
Single Family Housing	1.5
School District	1.4
Multifamily Housing	1.2
Facilities	.4
148.1

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	BSBY	Bloomberg Short-Term Bank Yield Index
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EFFR	Effective Federal Funds Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LIBOR	London Interbank Offered Rate
LOC	Letter of Credit	LR	Lease Revenue
NAN	Note Anticipation Notes	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
OBFR	Overnight Bank Funding Rate	PILOT	Payment in Lieu of Taxes
PRIME	Prime Lending Rate	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RIB	Residual Interest Bonds	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFR	Secured Overnight Financing Rate
TAN	Tax Anticipation Notes	TRAN	Tax and Revenue Anticipation Notes
U.S. T-Bill	U.S. Treasury Bill Money Market Yield	XLCA	XL Capital Assurance
RVMTPS	Remarketable Variable Rate MuniFund Term Preferred Shares	VMTPS	Remarketable Variable Rate Muni Term Preferred Shares

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2021 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	364,756,174	402,286,745
Cash		693,888
Interest receivable		4,554,840
Prepaid expenses		370,228
		407,905,701
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 2(b)		231,694
Payable for floating rate notes issued—Note 3		59,890,000
Dividends payable to Common Shareholders		974,943
Interest and expense payable related to floating rate notes issued—Note 3		141,655
Directors’ fees and expenses payable		29,295
Other accrued expenses		90,061
		61,357,648
RVMTPS, $.001 par value per share (750 shares issued and outstanding at $100,000 per share liquidation value)—Note 1		75,000,000
Net Assets Applicable to Common Shareholders ($)		271,548,053
Composition of Net Assets ($):
Common Stock, par value, $.001 per share (18,395,174 shares issued and outstanding)		18,395
Paid-in capital		262,359,829
Total distributable earnings (loss)		9,169,829
Net Assets Applicable to Common Shareholders ($)		271,548,053

Shares Outstanding
(250 million shares authorized)	18,395,174
Net Asset Value Per Share of Common Stock ($)	14.76

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended August 31, 2021 (Unaudited)

Investment Income ($):
Interest Income	8,300,580
Expenses:
Management fee—Note 2(a)	1,329,060
RVMTPS interest expense and fees—Note 1(f)	468,514
Interest and expense related to floating rate notes issued—Note 3	293,574
Professional fees	132,480
Directors’ fees and expenses—Note 2(c)	55,319
Registration fees	13,859
Shareholders’ reports	10,285
Shareholder servicing costs	7,271
Chief Compliance Officer fees—Note 2(b)	4,526
Tender and paying agent fees—Note 2(b)	3,975
Custodian fees—Note 2(b)	3,423
Miscellaneous	52,586
Total Expenses	2,374,872
Investment Income—Net	5,925,708
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	539,843
Net change in unrealized appreciation (depreciation) on investments	5,902,408
Net Realized and Unrealized Gain (Loss) on Investments	6,442,251
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	12,367,959

See notes to financial statements.

STATEMENT OF CASH FLOWS
Six Months Ended August 31, 2021 (Unaudited)

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(14,604,102)
Proceeds from sales of portfolio securities	14,132,336
Interest receivable	8,224,160
Interest and expense related to floating rate notes issued	(276,022)
RVMTPS interest expense and fees paid	(468,514)
Paid to BNY Mellon Investment Adviser, Inc.	(1,311,349)
Operating expenses paid	(199,348)
Net Cash Provided (or Used) in Operating Activities		5,497,161
Cash Flows from Financing Activities ($):
Dividends paid to Common Shareholders	(5,760,689)
Net Cash Provided (or Used) in Financing Activities		(5,760,689)
Net Increase (Decrease) in cash		(263,528)
Cash at beginning of period		957,416
Cash at end of period		693,888
Reconciliation of Net Increase (Decrease) in Net Assets Applicable to
Common Shareholders Resulting from Operations to
Net Cash Provided (or Used) in Operating Activities ($):
Net Increase in Net Assets Resulting From Operations		12,367,959
Adjustments to Reconcile Net Increase in Net Assets
Applicable to Common Shareholder Resulting from
Operations to Net Cash Provided (or Used) in Operating Activities ($):
Increase in investments in securities at cost		(1,011,609)
Increase in interest receivable		(76,420)
Decrease in prepaid expenses		77,550
Increase in Due to BNY Mellon Investment Adviser, Inc. and affiliates		21,686
Increase in interest and expense payable related to floating rate notes issued		17,552
Increase in Directors' fees and expenses payable		8,288
Decrease in other accrued expenses		(5,437)
Net change in unrealized (appreciation) depreciation on investments		(5,902,408)
Net Cash Provided (or Used) in Operating Activities		5,497,161
Supplemental Disclosure Cash Flow Information ($):
Non-cash financing activities:
Reinvestment of dividends		87,582

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended August 31, 2021 (Unaudited)	Year Ended February 28, 2021
Operations ($):
Investment income—net	5,925,708	12,185,594
Net realized gain (loss) on investments	539,843	(1,166,197)
Net change in unrealized appreciation (depreciation) on investments	5,902,408	(11,244,168)
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	12,367,959	(224,771)
Distributions ($):
Distributions to Common Shareholders	(5,848,577)	(11,694,592)
Capital Stock Transactions ($):
Distributions reinvested	87,582	24,656
Increase (Decrease) in Net Assets from Capital Stock Transactions	87,582	24,656
Total Increase (Decrease) in Net Assets Applicable to Common Shareholders	6,606,964	(11,894,707)
Net Assets Applicable to Common Shareholders ($):
Beginning of Period	264,941,089	276,835,796
End of Period	271,548,053	264,941,089
Capital Share Transactions (Common Shares):
Shares issued for distributions reinvested	5,931	1,670
Net Increase (Decrease) in Shares Outstanding	5,931	1,670

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. These figures have been derived from the fund’s financial statements and with respect to common stock, market price data for the fund’s common shares.

	Six Months Ended
	August 31, 2021		Year Ended February 28/29,
	(Unaudited)		2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	14.41		15.06	13.75	13.96	13.68	14.04
Investment Operations:
Investment income—net[a]	.32		.66	.64	.66	.69	.68
Net realized and unrealized gain (loss) on investments	.35		(.67)	1.31	(.23)	.23	(.33)
Total from Investment Operations	.67		(.01)	1.95	.43	.92	.35
Distributions to Common Shareholders:
Dividends from investment income—net	(.32)		(.64)	(.64)	(.64)	(.64)	(.71)
Net asset value, end of period	14.76		14.41	15.06	13.75	13.96	13.68
Market value, end of period	15.57		13.95	14.18	12.67	12.29	12.68
Market Price Total Return (%)	14.03	[b]	3.15	17.12	8.49	1.78	3.97
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.74	[c]	1.87	2.12	2.19	2.02	1.85
Ratio of interest and expense related to floating rate notes issued, RVMTPS interest expense and fees to average net assets	.56	[c]	.69	1.05	1.07	.90	.70
Ratio of net investment income to average net assets	4.34	[c]	4.72	4.43	4.76	4.89	4.79
Portfolio Turnover Rate	3.98	[b]	17.56	22.94	21.46	9.77	9.72
Asset coverage of RVMTPS, end of period	462		453	469	437	442	435
Net Assets, Applicable to Common Shareholders, end of period ($ x 1,000)	271,548		264,941	276,836	252,668	256,566	251,488
RVMTPS outstanding, end of period ($ x 1,000)	75,000		75,000	75,000	75,000	75,000	75,000
Floating Rate Notes outstanding ($ x 1,000)	59,890		59,890	59,845	42,055	42,055	42,055

a Based on average common shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Municipal Bond Infrastructure Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified closed-end management investment company. The fund’s investment objective is to seek to provide as high a level of current income exempt from regular federal income tax as is consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Prior to September 1, 2021, Mellon Investments Corporation (“Mellon”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, served as the fund’s sub-investment adviser. Effective September 1, 2021 (the “Effective Date”), Insight North America LLC (“INA”) a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser. As the fund’s sub-adviser, INA provides the day-to-day management of the fund’s investments, subject to the Adviser’s supervision and approval. As was the case under the sub-investment advisory agreement between the Adviser and Mellon, the Adviser (and not the fund) pays INA for its sub-advisory services. The rate of sub-investment advisory fee payable by the Adviser to INA is the same as was paid by the Adviser to Mellon pursuant to the respective sub-investment advisory agreements. As of the Effective Date, portfolio managers responsible for managing the fund’s investments as employees of Mellon became employees of INA and are no longer employees of Mellon. The fund’s common stock (“Common Stock”) trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol DMB.

The fund has outstanding 750 shares of Remarketable Variable Rate MuniFund Term Preferred Shares (“RVMTPS”). The fund is subject to certain restrictions relating to the RVMTPS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to shareholders of Common Stock (“Common Shareholders”) or repurchasing shares of Common Stock and/or could trigger the mandatory redemption of RVMTPS at their liquidation value (i.e., $100,000 per share). Thus, redemptions of RVMTPS may be deemed to be outside of the control of the fund.

The RVMTPS have a mandatory redemption date of October 16, 2049, and are subject to mandatory tender upon each 42 month anniversary of October 16, 2020 or upon the end of a Special Terms Period (as defined in the fund’s articles supplementary) (each an Early Term Redemption Date (as defined in the fund’s articles supplementary)), subject to the option of the holders to retain the RVMTPS. RVMTPS that are neither retained by the holder nor successfully remarketed by the Early Term Redemption Date will be redeemed by the fund. The fund is subject to a Tender and Paying Agent Agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, with respect to the RVMTPS.

The holders of RVMTPS, voting as a separate class, have the right to elect at least two directors. The holders of RVMTPS will vote as a separate class on certain other matters, as required by law. The fund’s Board of Directors (the “Board”) has designated Nathan Leventhal and Benaree Pratt Wiley as directors to be elected by the holders of  RVMTPS.

Dividends on RVMTPS are normally declared daily and paid monthly. The Dividend Rate on the RVMTPS is, except as otherwise provided, equal to the rate per annum that results from the sum of (1) the Index Rate plus (2) the Applicable Spread as determined for the RVMTPS on the Rate Determination Date immediately preceding such Subsequent Rate Period plus (3) the Failed Remarketing Spread (all defined terms as defined in the fund’s articles supplementary).

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Debt investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Municipal Securities	-	402,286,745	-	402,286,745
Liabilities ($)
Other Financial Instruments:
Floating Rate Notes††	-	(59,890,000)	-	(59,890,000)
RVMTPS††	-	(75,000,000)	-	(75,000,000)

† See Statement of Investments for additional detailed categorizations, if any.

†† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(d) Dividends and distributions to Common Shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Common shareholders will have their distributions reinvested in additional shares of the fund, unless such Common Shareholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price, Computershare Inc., the transfer agent for the fund’s Common Stock, will buy fund shares in the open market and reinvest those shares accordingly.

On August 3, 2021, the Board declared a cash dividend of $.0530 per share from investment income-net, payable on September 1, 2021 to Common Shareholders of record as of the close of business on August 18, 2021. The ex-dividend date was August 17, 2021.

(e) Dividends and distributions to shareholders of RVMTPS: Dividends on RVMTPS are normally declared daily and paid monthly. The Dividend Rate on the RVMTPS is, except as otherwise provided, equal to the rate per annum that results from the sum of (1) the Index Rate plus (2) the Applicable Spread as determined for the RVMTPS on the Rate Determination Date immediately preceding such Subsequent Rate Period plus (3) the Failed Remarketing Spread. The Applicable Rate of the RVMTPS was equal to the sum of 1.20% per annum plus the Securities Industry and Financial Markets Association Municipal Swap Index rate of .02% on August 31, 2021. The dividend rate as of August 31, 2021 for the RVMTPS was 1.22% (all defined terms as defined in the fund’s articles supplementary.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended August 31, 2021, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended February 28, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $31,354,311 available for federal income tax purposes to be applied against future net realized capital

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

gains, if any, realized subsequent to February 28, 2021. These short-term capital losses can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended February 28, 2021 was as follows: tax-exempt income $11,623,591 and ordinary income $71,001. The tax character of current year distributions will be determined at the end of the current fiscal year.

(g) RVMTPS: The fund’s RVMTPS aggregate liquidation preference is shown as a liability, if any, since they have stated mandatory redemption date of October 16, 2049. Dividends paid to RVMTPS are treated as interest expense and recorded on the accrual basis. Costs directly related to the issuance of the RVMTPS are considered debt issuance costs which have been fully amortized into the expense over the life of the RVMTPS.

(h) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of ..65% of the value of the fund’s daily total assets, including any assets attributable to effective leverage, minus certain defined accrued liabilities (the “Managed Assets”) and is payable monthly.

Prior to the Effective Date, pursuant to a sub-investment advisory agreement between the Adviser and Mellon, the Adviser paid Mellon a monthly fee at the annual rate of .27% of the value of the fund’s average daily Managed Assets. Effective as of the Effective Date, pursuant to a sub-investment advisory agreement between the Adviser and INA, the Adviser pays INA a monthly fee at the annual rate of .27% of the value of the fund’s average daily Managed Assets.

(b) The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets and transaction activity. During the period ended August 31, 2021, the fund was charged $3,423 pursuant to the custody agreement.

The fund has an arrangement with the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a Tender and Paying Agent Agreement for providing certain transfer agency and payment services with respect to the RVMTPS. During the period ended August 31, 2021, the fund was charged $3,975 for the services provided by the Tender and Paying Agent.

During the period ended August 31, 2021, the fund was charged $4,526 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $225,060, custodian fees of $2,200, Tender and Paying Agent fees of $663 and Chief Compliance Officer fees of $3,771.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities during the period ended August 31, 2021, amounted to $14,518,985 and $13,531,561, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the Trust Certificates reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended August 31, 2021 was approximately $59,890,000, with a related weighted average annualized interest rate of .97%.

RVMTPS: The average amount of borrowings outstanding for the RVMTPS during the period ended August 31, 2021 was approximately $75,000,000, with a related weighted average annualized interest rate of 1.24%.

At August 31, 2021, accumulated net unrealized appreciation on investments was $37,530,571, consisting of $38,074,698 gross unrealized appreciation and $544,127 gross unrealized depreciation.

At August 31, 2021, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

PROXY RESULTS (Unaudited)

Common Shareholders and holders of RVMTPS voted together as a single class (except as noted below) on the following proposal presented at the annual shareholders’ meeting held on August 17, 2021.

	Shares
	For	Authority Withheld
To elect two Class I Directors:†
Francine J. Bovich	14,968,610	236,479
Roslyn M. Watson	14,957,451	247,638

† The terms of these Directors expire in 2024.

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on May 18, 2021 (the “Meeting”), the Board discussed with representatives of the Adviser plans to realign Mellon Investments Corporation’s (“Mellon”) fixed-income capabilities with Insight North America LLC (“INA”) (the “Firm Realignment”), with such realignment scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the “Effective Date”). The Adviser noted that, as a result of the Firm Realignment, the portfolio managers who are currently responsible for managing the investments of the fund as employees of Mellon as a sub-investment adviser pursuant to a sub-investment advisory agreement with the Adviser (the “Current Sub-Advisory Agreement”), will become employees of INA as of the Effective Date. Consequently, the Adviser proposed to engage INA to serve as the fund’s sub-investment adviser, pursuant to a sub-investment advisory agreement between the Adviser and INA (the “New Sub-Advisory Agreement”), to be effective on the Effective Date. In addition, the Adviser proposed amending the fund’s current management agreement (the “Current Management Agreement”) to reflect the engagement of INA as sub-investment adviser to the fund (as proposed to be amended, the “Amended Management Agreement”), to be effective on the Effective Date.

At the Meeting, the Adviser recommended the approval of the New Sub-Advisory Agreement, pursuant to which INA would serve as sub-investment adviser to the fund, and the Amended Management Agreement. The recommendation for the approval of the New Sub-Advisory Agreement and the Amended Management Agreement was based on the following considerations, among others: (i) approval of the New Sub-Advisory Agreement and the Amended Management Agreement would permit the fund’s current portfolio managers to continue to be responsible for the day-to-day management of the fund’s portfolio after the Effective Date as employees of INA; (ii) there will be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increases in the management fee payable by the fund as a result of the proposed changes to the investment advisory arrangements; and (iii) the rate of the sub-investment advisory fee payable by the Adviser to INA under the New Sub-Advisory Agreement will be the same as that currently payable by the Adviser to Mellon under the Current Sub-Advisory Agreement and all material terms and conditions of the New Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreement, and the Adviser (and not the fund) will pay INA for its sub-investment advisory services. The Board also considered the fact that the Adviser stated that it believes there are no material changes to the information the Board had previously considered at a Board meeting on July 20-21, 2020 (the “15(c) Meeting”), at which the Board re-approved the Current Sub-Advisory Agreement and the Current Management Agreement for the ensuing year, other than the information about the Firm Realignment and INA.

At the Meeting, the Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

the fund (the “Independent Directors”), considered and approved the New Sub-Advisory Agreement and the Amended Management Agreement. In determining whether to approve the New Sub-Advisory Agreement and the Amended Management Agreement, the Board considered the materials prepared by the Adviser received in advance of the Meeting and other information presented at the Meeting, which included: (i) a form of the New Sub-Advisory Agreement and a form of the Amended Management Agreement; (ii) information regarding the Firm Realignment and how it is expected to enhance investment capabilities; (iii) information regarding INA; and (iv) an opinion of counsel that the proposed changes to the investment advisory arrangements would not result in an “assignment” of the Current Sub-Advisory Agreement or the Current Management Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended, and, therefore, do not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser at the Meeting and the 15(c) Meeting.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by INA to the fund under the New Sub-Advisory Agreement, the Board considered: (i) INA’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services, which would remain the same after the Effective Date; and (iii) the investment strategy for the fund, which would remain the same after the Effective Date. The Board also considered the review process undertaken by the Adviser and the Adviser’s favorable assessment of the nature and quality of the sub-investment advisory services expected to be provided to the fund by INA after the Effective Date. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by INA under the New Sub-Advisory Agreement, as well as INA’s ability to render such services based on its resources and the experience of the investment team, which will include the fund’s current portfolio managers, were adequate and appropriate for the fund in light of the fund’s investment objective, and supported a decision to approve the New Sub-Advisory Agreement. The Board also considered, as it related to the Amended Management Agreement, that the nature, extent and quality of the services that are provided by the Adviser are expected to remain the same, including the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the fund’s portfolio management personnel.

Investment Performance. The Board had considered the fund’s investment performance and that of the investment team managing the fund’s portfolio at the 15(c) Meeting (including comparative data provided by Broadridge Financial Solutions, Inc.). The Board considered the performance and that the same investment professionals would continue to manage the fund’s assets after the Effective Date, as factors in evaluating the services to be provided by INA under the New Sub-Advisory Agreement after the Effective Date, and determined that these factors, when viewed together with the other factors considered by the Board, supported a decision to approve the New Sub-Advisory Agreement and the Amended Management Agreement.

Costs of Services to be Provided and Profitability. The Board considered the proposed fee payable under the New Sub-Advisory Agreement (which was the same as that payable under the Current Sub-Advisory Agreement and had been considered at the 15(c) Meeting), noting that the proposed fee would be paid by the Adviser and, thus, would not impact the fees paid by the fund or the Adviser’s profitability. The Board considered the fee payable to INA in relation to the fee paid to the Adviser by the fund and the respective services provided by INA and the Adviser. The Board recognized that, because INA’s fee would be paid by the Adviser, and not the fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the fund’s Current Management Agreement, and that the Board had received and considered a profitability analysis of the Adviser and its affiliates, including INA, at the 15(c) Meeting. The Board concluded that the proposed fee payable to INA by the Adviser was appropriate and the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser under the Amended Management Agreement and INA under the New Sub-Advisory Agreement.

Economies of Scale to be Realized. The Board recognized that, because the fee payable to INA would continue to be paid by the Adviser, and not the fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Current Management Agreement, which had been done at the 15(c) Meeting. At the 15(c) Meeting, the Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Current Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board also considered whether there were any ancillary benefits that would accrue to INA as a result of its relationship with the fund, and such ancillary benefits, if any, were determined to be reasonable.

In considering the materials and information described above, the Independent Directors received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board members, a majority of whom are Independent Directors, with the assistance of independent legal counsel, approved the New Sub-Advisory Agreement and Amended Management Agreement for the fund effective as of the Effective Date.

********************************************************************At a meeting of the fund’s Board of Directors held on August 3-4, 2021, the Board considered the renewal of the fund’s Current Management Agreement, pursuant to

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

which the Adviser provides the fund with investment advisory and administrative services, and the Current Sub-Advisory Agreement (together with the Current Management Agreement, the “Current Agreements”), pursuant to which Mellon (the “Subadviser”) provides day-to-day management of the fund’s investments. It was noted that the new sub-advisory relationship with INA approved at the May Meeting would not become effective until the Firm Realignment, which was scheduled to occur later in the third quarter of 2021. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Current Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. Representatives of the Adviser noted that the fund is a closed-end fund without daily inflows and outflows of capital and provided the fund’s asset size.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the fund’s performance with the performance of a group of general and insured municipal debt leveraged closed-end funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all general and insured municipal debt closed-end leveraged funds (the “Performance Universe”), all for various periods ended June 30, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all general and insured municipal debt closed-end leveraged funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance, on a net asset value basis, was above the Performance Group and Performance Universe medians for all periods, except for the three-year period when it was below the Performance Group median and the two- and three-year periods when it was below the Performance Universe median, and, on a market price basis, the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods, except the one- and two-year periods when it was below the Performance Group median and the one-year period when it was below the Performance Universe median. The Board also considered that, on a net asset value basis, the fund’s yield performance was below the Performance Group median for five of the eight one-year periods ended June 30th and below the Performance Universe median for seven of the eight one-year periods ended June 30th and, on a market price basis, was above the Performance Group median for six of the eight one-year periods ended June 30th and below the Performance Universe median for seven of the eight one-year periods ended June 30th. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe medians in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns (on a net asset value basis) to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in four of the six calendar years shown. It was noted that the fund only had five full calendar years of performance.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that, based on common assets alone, the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group and Expense Universe actual management fee medians and the fund’s total expenses were lower than the Expense Group total expenses median and slightly higher than the Expense Universe total expenses median. The Board also considered that, based on both common and leveraged assets together, the fund’s actual management fee was higher than the Expense Group and Expense Universe actual management fee medians and the fund’s total expenses were slightly lower than the Expense Group total expenses median and slightly higher than the Expense Universe total expenses median.

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

The Board considered the fee to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by the funds advised or administered by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting that the fund is a closed-end fund. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Current Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Current Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Current Sub-Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that, because the fund is a closed-end fund without daily inflows and outflows of capital, there were not significant economies of scale at this time to be realized by the Adviser in managing the fund’s assets. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Current Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board was satisfied with the fund’s total return performance. They also noted the fund’s generally favorable overall market price performance.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Current Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Current Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Current Agreements, including information on the investment performance of the fund in comparison to similar funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Current Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Current Agreements.

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OFFICERS AND DIRECTORS
BNY Mellon Municipal Bond Infrastructure Fund, Inc.

240 Greenwich Street
New York, NY 10286

Directors	Officers (continued)
Joseph S. DiMartino, Chairman	Assistant Treasurers (continued)
Francine J. Bovich	Robert Salviolo
J. Charles Cardona	Robert Svagna
Andrew J. Donohue	Chief Compliance Officer
Isabel P. Dunst	Joseph W. Connolly
Nathan Leventhal††	Portfolio Managers
Robin A. Melvin	Jeffrey Burger
Roslyn M. Watson	Thomas C. Casey
Benaree Pratt Wiley††	Daniel A. Rabasco
†† Elected by holders of RVMTPS
Officers	Adviser
President	BNY Mellon Investment Adviser, Inc.
David DiPetrillo	Custodian
Chief Legal Officer	The Bank of New York Mellon
Peter M. Sullivan	Counsel
Vice President and Secretary	Proskauer Rose LLP
James Bitetto	Transfer Agent,
Vice Presidents and Assistant Secretaries	Dividend Disbursing Agent
Deirdre Cunnane	and Registrar
Sarah S. Kelleher	Computershare Inc.
Jeff Prusnofsky	(Common Stock)
Amanda Quinn	The Bank of New York Mellon
Natalya Zelensky	(RVMTP Shares)
Treasurer	Stock Exchange Listing
James Windels	NYSE Symbol: DMB
Assistant Treasurers	Initial SEC Effective Date
Gavin C. Reilly	4/26/13

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday; The Wall Street Journal, Mutual Funds section under the heading
“Closed-End Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

For More Information

BNY Mellon Municipal Bond Infrastructure Fund, Inc.

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Insight North America, LLC
200 Park Avenue, 7th Floor
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Registrar (Common Stock)

Computershare Inc.
480 Washington Boulevard
Jersey City, NJ 07310

Dividend Disbursing Agent (Common Stock)

Computershare Inc.
P.O. Box 30170
College Station, TX 77842

Ticker Symbol:	DMB

For more information about the fund, visit https://im.bnymellon.com/us/en/products/closed-end-funds.jsp. Here you will find the fund’s most recently available quarterly fact sheets and other information about the fund. The information posted on the fund’s website is subject to change without notice.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

The fund posts regularly certain information at https://public.dreyfus.com/insightsideas/
research-articles/splash/DMB.html, including certain asset coverage and leverage ratios (within 5 business days of the last day of each month) and a fact sheet containing certain statistical information (within 15 business days of the last day of each month).

0805SA0821

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Municipal Bond Infrastructure Fund, Inc.

By: /s/ David DiPetrillo
       David DiPetrillo
       President (Principal Executive Officer)

Date: October 20, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo
       David DiPetrillo
       President (Principal Executive Officer)

Date: October 20, 2021

By: /s/ James Windels
       James Windels
       Treasurer (Principal Financial Officer)

Date: October 20, 2021

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)